Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies
Commitments and Contingencies

Note 11

Commitments and Contingencies

On September 19, 2012, the United States Immigration and Customs Enforcement (“ICE”) executed three search warrants authorizing the seizure of certain records from Seaboard’s offices in Merriam, Kansas and at the Seaboard Foods employment office and the human resources department in Guymon, Oklahoma.  The warrants generally called for the seizure of employment-related files, certain e-mails and other electronic records relating to Medicaid and Medicaid recipients, certain health care providers in the Guymon area, and Seaboard’s health plan and certain personnel issues.  This investigation is being handled by the United States Attorney’s Office for the Western District of Oklahoma (“USAO”).  Seaboard is cooperating with the USAO in connection with this investigation.  No civil or criminal proceedings or charges have been filed or brought.  It is not possible at this time to determine whether Seaboard will incur any material fines, penalties or liabilities in connection with this matter.

Seaboard is subject to various administrative and judicial proceedings and other legal matters related to the normal conduct of its business.  In the opinion of management, the ultimate resolutions of these items are not expected to have a material adverse effect on the Consolidated Financial Statements of Seaboard.

Contingent Obligations

Certain of the non-consolidated affiliates and third party contractors who perform services for Seaboard have bank debt supporting their underlying operations. From time to time, Seaboard will provide guarantees of that debt allowing a lower borrowing rate or facilitating third party financing in order to further business objectives. Seaboard does not issue guarantees of third parties for compensation. As of December 31, 2013, guarantees outstanding to  third parties were not material. Seaboard has not accrued a liability for any of the third party or affiliate guarantees as management considers the likelihood of loss to be remote. See Note 8 for discussion of letters of credit.

Commitments

As of December 31, 2013 Seaboard had various firm non-cancelable purchase commitments and commitments under other agreements, arrangements and operating leases, as described in the table below:

Purchase commitments		Years ended December 31,
(Thousands of dollars)	2014	2015	2016	2017	2018	Thereafter
Hog procurement contracts	$169,691	$113,004	$90,424	$70,651	$4,582	$-
Grain and feed ingredients	69,280	3,659	-	-	-	-
Grain purchase contracts for resale	536,367	-	-	-	-	-
Fuel supply contract	65,678	-	-	-	-	-
Equipment purchases and facility improvements	42,312	-	-	-	-	-
Construction of new dry bulk vessels	62,233	14,681	-	-	-	-
Other purchase commitments	14,268	3,413	1,465	34	35	103
Total firm purchase commitments	959,829	134,757	91,889	70,685	4,617	103
Vessel, time and voyage-charters	67,108	44,244	20,837	18,993	19,157	62,393
Contract grower finishing agreements	11,507	10,060	10,269	10,187	7,397	2,703
Other operating lease payments	19,726	21,277	20,825	22,194	22,615	232,419
Total unrecognized firm commitments	$1,058,170	$210,338	$143,820	$122,059	$53,786	$297,618

Seaboard has contracted with third parties for the purchase of live hogs to process at its pork processing plant, and has entered into grain and feed ingredient purchase contracts to support its live hog operations. The commitment amounts included in the table are based on projected market prices as of December 31, 2013.  During 2013, 2012 and 2011, this segment paid $190,519,000, $190,471,000 and $181,383,000, respectively, for live hogs purchased under committed contracts.

The Commodity Trading and Milling segment enters into grain purchase contracts and ocean freight contracts, primarily to support firm sales commitments. These contracts are valued based on projected commodity prices as of December 31, 2013.  This segment also has short-term voyage-charters in place for delivery of future grain sales.

The Power segment has a natural gas supply contract for 2014 for a significant portion of the fuel required for the operation of the dual fuel power generating facility.  The commitment has both fixed and variable price components and thus the amount included in the table above is partially based on market prices as of December 31, 2013.

In June 2012, Seaboard entered into an agreement to build four dry bulk vessels to be used by the Commodity Trading and Milling segment at an estimated total cost of $92,000,000. A down payment of $8,300,000 was made in July 2012.  A payment of $62,233,000 is due in 2014 and the final payment is scheduled to be made in 2015 but Seaboard is currently reviewing options to lease these vessels in 2014 instead of paying cash to acquire the vessels.

The Marine segment enters into contracts to time-charter vessels for use in its operations which include short-term time charters for a few months and long-term commitments ranging from one to ten years. This segment’s charter hire expenses during 2013, 2012 and 2011 totaled $90,784,000, $88,110,000 and $87,895,000, respectively.

To support the operations of the Pork segment, Seaboard has contract grower finishing agreements in place with farmers to raise a portion of Seaboard’s hogs according to Seaboard’s specifications under long-term service agreements. Under the terms of the agreements, additional payments would be required if the grower achieves certain performance standards. The contract grower finishing obligations shown above do not reflect these incentive payments which, given current operating performance, total approximately $1,500,000 per year. In the event the farmer is unable to perform at an acceptable level, Seaboard has the right to terminate the contract. During the years ended 2013, 2012 and 2011, Seaboard paid $13,194,000, $13,641,000 and $13,037,000, respectively, under contract grower finishing agreements.

In July 2013, Seaboard Marine, Ltd. (“Seaboard Marine”) amended its Terminal Agreement with Miami-Dade County primarily to provide increased acreage, minimum usage of port cranes and add one additional five-year renewal option.  Under this amended terminal agreement, Seaboard Marine’s total minimum payments over the initial term of the agreement through September 30, 2028, increased by approximately $75,600,000 and now includes three five-year renewal options.  This minimum amount could increase if certain conditions are met. Seaboard also leases various facilities and equipment under non-cancelable operating lease agreements. Rental expense for operating leases for all segments amounted to $33,995,000, $29,224,000 and $25,916,000 in 2013, 2012 and 2011, respectively.